The North Carolina Capital
Management Trust:

Cash Portfolio and Term Portfolio

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about Cash Portfolio and Term Portfolio (each a fund or collectively the funds) and their investments, you can obtain a copy of each fund's most recent financial report and portfolio listing or read the statement of additional information (SAI) dated August 20, 2001 attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at:

  Toll-free 1-800-222-3232
  or locally 1-704-377-3535

Investments in Cash Portfolio are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that Cash Portfolio will maintain a stable $1.00 share price.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments.

Prospectus

dated August 20, 2001
Revised September 10, 2001

and

Annual Report

for the year ended June 30, 2001

and

Statement of Additional Information

dated August 20, 2001
Revised September 10, 2001

(logo)

THE NORTH CAROLINA

Capital Management Trust

82 Devonshire Street

Boston, MA 02109

Contents

Prospectus

Fund Summary	P-3	Investment Summary
	P-4	Performance
	P-5	Fee Table
Fund Basics	P-7	Investment Details
	P-9	Valuing Shares
Shareholder Information	P-10	Buying and Selling Shares
	P-14	Exchanging Shares
	P-15	Account Features and Policies
	P-16	Dividends and Capital Gain Distributions
	P-17	Tax Consequences
Fund Services	P-18	Fund Management
	P-18	Fund Distribution
Appendix	P-20	Financial Highlights
	P-21	The Statute and the Code

Annual Report

Cash Portfolio:
Performance	A-1	How the fund has done over time.
Fund Talk	A-3	The manager's review of the fund's performance, strategy, and outlook.
Investments	A-4	A complete list of the fund's investments.
Financial Statements	A-7	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	A-11	How the fund has done over time.
Fund Talk	A-15	The manager's review of the fund's performance, strategy, and outlook.
Investments	A-16	A complete list of the fund's investments with their market values.
Financial Statements	A-17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	A-21	Notes to the financial statements.
Report of Independent Accountants	A-24	The auditor's opinion.

Statement of Additional Information

Statement of Additional Information	S-1

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

Prospectus

Fund Summary

Investment Summary

Investment Objective

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in those money market instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code).
  Investing in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities, and repurchase agreements.
  Generally maintaining a dollar-weighted average maturity at 60 days or less.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to the Statute and the Code.
  Investing in securities rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality.
  Investing predominantly in U.S. Government securities.
  Managing the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Prospectus

Fund Summary - continued

  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in each fund's performance from year to year and compares Term Portfolio's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Cash Portfolio
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	5.93%	3.56%	2.88%	4.02%	5.74%	5.22%	5.38%	5.39%	5.06%	6.34%

During the periods shown in the chart for Cash Portfolio, the highest return for a quarter was 1.68% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.69% (quarter ended June 30, 1993).

The year-to-date return as of June 30, 2001 for Cash Portfolio was 2.54%.

Term Portfolio
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	8.46%	3.56%	4.06%	2.73%	7.14%	5.16%	5.78%	5.80%	4.05%	6.57%

During the periods shown in the chart for Term Portfolio, the highest return for a quarter was 2.39% (quarter ended December 31, 1991) and the lowest return for a quarter was -0.17% (quarter ended December 31, 1992).

The year-to-date return as of June 30, 2001 for Term Portfolio was 3.17%.

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Cash Portfolio	6.34%	5.48%	4.95%
Term Portfolio	6.57%	5.47%	5.32%
Lehman Brothers Short Treasury: 9-12 Months	6.76%	5.81%	5.79%
Lehman Brothers 1-Year U.S. Treasury	6.74%	5.72%	5.54%
Lipper Short U.S. Government Funds Average	7.94%	5.20%	5.80%

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

Going forward, Term Portfolio's performance will be compared to the Lehman Brothers Short Treasury Index: 9-12 Months rather than the Lehman Brothers 1-Year U.S. Treasury Index. Because the U.S. Government no longer issues the 1-Year Treasury Bill, Lehman Brothers no longer publishes returns for the Lehman Brothers 1-Year U.S. Treasury Index.

Lehman Brothers Short Treasury Index: 9-12 Months is a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips.

Lehman Brothers 1-Year U.S. Treasury Index is a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual fund operating expenses (paid from fund assets)

Cash Portfolio	Management feeA	0.16%
	Distribution and Service (12b-1) fee	0.08%
	Other expenses	0.00%
	Total annual fund operating expenses	0.24%
Term Portfolio	Management feeA	0.20%
	Distribution and Service (12b-1) fee	0.08%
	Other expenses	0.00%
	Total annual fund operating expenses	0.28%

A The management fee represents the net rate retained by FMR after payment made to the distributor. The management fees before payment made to the distributor by FMR are 0.24% for Cash Portfolio and 0.28% for Term Portfolio.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Cash Portfolio	1 year	$ 25
	3 years	$ 77
	5 years	$ 135
	10 years	$ 306
Term Portfolio	1 year	$ 29
	3 years	$ 90
	5 years	$ 157
	10 years	$ 356

Prospectus

Fund Basics

Investment Details

Investment Objective

Cash Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

FMR invests the fund's assets in those money market instruments that are authorized for investment by units of local government as specified in the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities, and repurchase agreements.

FMR generally intends to maintain the fund's dollar-weighted average maturity at 60 days or less.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests the fund's assets in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and high-grade money market instruments, as permitted pursuant to the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR currently intends to invest the fund's assets in high-quality securities. Securities are "high-quality" if rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality by FMR. FMR expects to invest the fund's assets predominantly in U.S. Government securities. FMR may invest up to 25% of the fund's total assets in the finance industry.

FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less. However, under the current Code, FMR may invest the fund's assets in securities with maturities of up to seven years. As of June 30, 2001, the dollar-weighted average maturity of the fund was approximately 0.7 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Prospectus

Fund Basics - continued

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage and other asset-backed securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund's performance.

Cash Portfolio's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

Term Portfolio's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes for Term Portfolio. If FMR does so, different factors could affect Term Portfolio's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority. Cash Portfolio seeks to achieve this objective by investing only in certain of those high-grade money market instruments which are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share.

Term Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. government and agencies and instrumentalities of the U.S. government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments. Term Portfolio seeks to achieve its objective by normally investing only in obligations of the United States, its agencies or instrumentalities, or obligations fully guaranteed by the U.S. government, in obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority, and in high grade money market instruments, as permitted pursuant to North Carolina General Statute 159-30, as amended and 20 North Carolina Administrative Code 3.0703, as amended.

Valuing Shares

The funds are open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), First Union National Bank of North Carolina (First Union) (the funds' custodian), and the New York Stock Exchange (NYSE) are open, unless following such schedule would cause the funds to be closed for two consecutive business days, in which case, each fund will be open for business each day that the Richmond Fed and First Union are open for business.

Each fund's net asset value per share (NAV) is the value of a single share. Each fund's NAV is normally calculated each business day as of 4:00 p.m. Eastern time. However, NAV may be calculated earlier on any day the Richmond Fed, First Union, or the NYSE closes early, or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of these times for the purpose of computing the fund's NAV.

The following holiday closings have been scheduled for 2001: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Richmond Fed, First Union, or the NYSE may modify its holiday schedule at any time.

To the extent that each fund's assets are traded in other markets on days when the Richmond Fed, First Union, or the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Cash Portfolio's assets are valued on the basis of amortized cost.

Term Portfolio's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please contact Capital Management of the Carolinas, L.L.C. (CMC) using one of the following methods:

  By Phone (8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday):

Toll-free, 1-800-222-3232.

Locally, 1-704-377-3535.

  By Mail to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

  By Internet using the following web site (only for existing participants who have signed up for NCCMTNet): www.fidelitypublic.com/nccmtnet

Certain methods, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting CMC, such as sending a facsimile to 1-704-332-4151 or a telegram to CMC.

Buying Shares

Shares of Cash Portfolio and Term Portfolio are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges or public hospitals (collectively, "investors"). Each fund offers an economical and convenient vehicle for investment of available cash by investors.

In addition, shares of Term Portfolio are available only to investors with a new or existing account in Cash Portfolio.

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide CMC with advance notice of large purchases.
  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  CMC does not accept cash.
  CMC reserves the right to limit the number of checks processed at one time.
  Checks received by First Union after 2:00 p.m. Eastern time are not considered received in proper form until the next business day.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.
  If you do not notify CMC of a wire order or if your wire order is not received in proper form by the close of business of the Federal Wire System on the day of purchase, your order will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

Prospectus

Shareholder Information - continued

Cash Portfolio

	To Open an Account	To Add to an Account
Mail (graphic)
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

  Make your check payable to "NCCMT: Cash Portfolio." Indicate your account number and mail your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

Phone (graphic)	Not available.	Exchange from a Term Portfolio account with the same registration, including name and address. Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.
In Person (graphic)	Not available.	Bring your check and a precoded fund investment slip, which will be supplied upon request when you open your account, to any branch of First Union National Bank of North Carolina.
Wire (graphic)	Not available.
  Obtain wire instructions by calling CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  Purchase shares of Cash Portfolio with federal funds, through the Automated Clearing House System (ACH), or through certain state transfer payment systems.
  For federal funds purchases, call CMC before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, call CMC before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet (graphic)	Not available.
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 12:00 noon Eastern time on the day you send your federal funds wire.
  For ACH purchases, place your order to buy shares before 4:00 p.m. Eastern time on the day before the ACH payment is to be deducted from your bank account.
  Exchange from a Term Portfolio account with the same registration, including name and address, before 4:00 p.m. Eastern time.

Prospectus

Shareholder Information - continued

Term Portfolio

	To Open an Account	To Add to an Account
Mail (graphic)
  Send a completed, signed application to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

Not available.
Phone (graphic)	Not available.	Exchange from a Cash Portfolio account with the same registration, including name and address. Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.
In Person (graphic)	Not available.	Not available.
Wire (graphic)	Not available.
  Obtain wire instructions by calling CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  Purchase shares of Term Portfolio with federal funds and through the Automated Clearing House System (ACH).
  For federal funds purchases, call CMC before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.
  For ACH purchases, call CMC before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.

Internet (graphic)	Not available.
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to buy shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds purchases, place your order to buy shares before 4:00 p.m. Eastern time on the business day before you send your federal funds wire.
  For ACH purchases, place your order to buy shares before 4:00 p.m. Eastern time on the business day before the ACH payment is to be deducted from your bank account.
  Exchange from a Cash Portfolio account with the same registration, including name and address, before 4:00 p.m. Eastern time.

Prospectus

Shareholder Information - continued

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

When you place an order to sell shares, note the following:

  You are advised to place your trades as early in the day as possible and to provide CMC with advance notice of large redemptions.
  Normally, Fidelity will process redemptions on the same business day, provided your redemption wire request for Cash Portfolio is received in proper form by CMC before 12:00 noon Eastern time, and will process all other redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares of Cash Portfolio by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, the transfer agent will send a check to the record address.
Account	Account	Special Requirements
Phone (graphic)	All accounts
  Exchange to Cash Portfolio from Term Portfolio, and vice versa, if both accounts are registered with the same name(s) and address.
  An authorized finance official (or his/her agent or designee) who has completed the account application may call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 before 4:00 p.m. Eastern time.

Mail (graphic)	All accounts	The letter of instruction must be signed by an authorized finance official (or his/her agent or designee) who has completed the account application.
Wire (graphic)	All accounts
  You must sign up for the wire feature before using it. To verify that it is in place, call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  For federal funds redemptions, your redemption request must be received by CMC before 12:00 noon Eastern time for Cash Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Cash Portfolio or Term Portfolio for money to be wired on the next business day.
  For ACH redemptions, your redemption request must be received by CMC before 4:00 p.m. Eastern time for payment to be received by your bank on the next business day.

Check (graphic)	Cash Portfolio accounts	All account owners must sign a signature card to receive a checkbook.
Internet (graphic)	All accounts
  Before placing your order, you should have completed an Electronic Services Agreement to obtain a personal logon identification number and password. Use your personal logon identification number and password to place all subsequent orders.
  Place your order to sell shares through the NCCMT web site at www.fidelitypublic.com/nccmtnet.
  For federal funds redemptions, place your order to sell shares before 12:00 noon Eastern time for Cash Portfolio for money to be wired on the same business day, or before 4:00 p.m. Eastern time for Cash Portfolio or Term Portfolio for money to be wired on the next business day.
  For ACH redemptions, place your order to sell shares before 4:00 p.m. Eastern time for payment to be received by your bank on the next business day.
  Exchange to Cash Portfolio from Term Portfolio, and vice versa, if both accounts are registered with the same name(s) and address, before 4:00 p.m. Eastern time.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of Cash Portfolio for shares of Term Portfolio, and vice versa.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax and/or accounting consequences for you.

Prospectus

Shareholder Information - continued

  Currently, there is no limit on the number of exchanges out of a fund.
  You may exchange only between accounts that are registered in the same name and address.

The funds may terminate or modify the exchange privileges in the future.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535, to add the feature after your account is opened. When designating a North Carolina bank to receive redemption proceeds, you should determine that the bank satisfies any legal requirement under North Carolina law prior to signing up for the wire feature.
  To change the bank account designated to receive redemption proceeds, or to add the wire feature on additional accounts, at any time prior to making a redemption request, you should send a letter of instruction to the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, L.L.C.
1520 South Boulevard, Suite 230
Charlotte, NC 28203

  Call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535 to verify that this feature is set up on your account.

Online Trading To access and manage your account over the Internet at NCCMT's web site.
For account balances and holdings; To review recent account history; For Cash Portfolio and Term Portfolio trading; and To access research and analysis tools.
Checkwriting To redeem shares from your Cash Portfolio account.
  To set up, complete the appropriate section on the application when opening your account.
  To add the feature after your account is opened, call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  All account owners must sign a signature card to receive a checkbook.
  The transfer agent may limit the number of checks you may write during a specified period.
  Do not try to close out your account by check.
  To obtain more checks, call CMC toll-free at 1-800-222-3232 or locally at 1-704-377-3535.
  You are advised that the use of the checkwriting feature may be limited by North Carolina General Statute 159-28.
  Cash Portfolio is not permitted or authorized to function as an "official depository" for any of its shareholders. Checks made payable to third parties are not permitted.
  Cash Portfolio and First Union may suspend the checkwriting feature, and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions which are deemed by the Board of Trustees to be adverse to the interest of shareholders.

Prospectus

Shareholder Information - continued

Arbitrage Reporting Services. Special reporting is available for state and local entities that require rebate information for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. CMC, FMR, their affiliates, and the funds do not assume responsibility for the accuracy of the services provided. Please call CMC for more information.

Policies

The following policies apply to you as a shareholder.

Statements and reports that the transfer agent sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call CMC at 1-800-222-3232 if you need additional copies of financial reports or prospectuses.

You may initiate many transactions by telephone or electronically. Fidelity and CMC will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. Fidelity and CMC may request certain information for verification purposes, and Fidelity and CMC record all telephone calls for your protection. For transactions conducted through the Internet, you must use an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them.

When you sign your account application, you may be asked to certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

The transfer agent may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Term Portfolio normally declares dividends daily and pays them monthly. Term Portfolio normally pays capital gain distributions in August and December.

Distributions you receive from Cash Portfolio consist primarily of dividends. Cash Portfolio normally declares dividends daily and pays them monthly.

Earning Dividends

For Cash Portfolio, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form by First Union before the close of the Federal Reserve Wire System on that day, begin to earn dividends on the day of purchase. Cash Portfolio shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

For Term Portfolio, shares begin to earn dividends on the first business day following the day of purchase.

For Cash Portfolio, shares redeemed by a wire order prior to 12:00 noon Eastern time earn dividends through the day prior to the day of redemption. Cash Portfolio shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

For Term Portfolio, shares earn dividends until, but not including, the next business day following the day of redemption.

Prospectus

Shareholder Information - continued

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

If the option you prefer is not listed on your account application, or if you want to change your current option, call CMC.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any of its political subdivisions. The receipt of revenue from each fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with those requirements.

Although most investors in each fund will be tax-exempt entities, the information that follows pertains to taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your Term Portfolio redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of January 31, 2001, FMR, and its affiliate, FMR Co., Inc., had approximately $612 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of January 31, 2001, FIMM had approximately $300 billion in discretionary assets under management.

Robert Duby is vice president and manager of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio, which he has managed since May 1998 and December 1998, respectively. He also manages other funds. Mr. Duby joined Fidelity as a portfolio manager in 1982.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the funds.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

FMR pays most other expenses of each fund.

Each fund's annual management fee rate is 0.275% of average net assets through $1.0 billion; 0.245% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.215% of average net assets in excess of $2.0 billion.

For the fiscal year ended June 30, 2001, Cash Portfolio paid a management fee of 0.24% of the fund's average net assets, and Term Portfolio paid a management fee of 0.28% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares through CMC.

Each of Cash Portfolio and Term Portfolio has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR pays FDC a monthly 12b-1 fee, all of which FDC pays CMC, as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. FMR currently pays CMC, through FDC, a monthly 12b-1 fee according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion.

Prospectus

Fund Services - continued

Because 12b-1 fees are paid by FMR from its management fee, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC or CMC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC or CMC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

Cash Portfolio

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.057	.056	.049	.053	.051
Less Distributions
From net investment income	(.057)	(.056)	(.049)	(.053)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return	5.90%	5.69%	5.05%	5.47%	5.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 4,092	$ 2,859	$ 2,792	$ 2,480	$ 1,984
Ratio of expenses to average net assets	.24%	.32%	.32%	.34%	.35%
Ratio of net investment income to average net assets	5.62%	5.56%	4.92%	5.34%	5.13%

Term Portfolio

Years ended June 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Income from Investment Operations
Net investment income B	.532	.525	.615	.660	.729
Net realized and unrealized gain (loss)	.097	(.069)	(.157)	(.134)	(.170)
Total from investment operations	.629	.456	.458	.526	.559
Less Distributions
From net investment income	(.559)	(.526)	(.618)	(.666)	(.729)
Net asset value, end of period	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650
Total Return A	6.98%	5.01%	4.94%	5.63%	5.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 74	$ 81	$ 93	$ 76	$ 69
Ratio of expenses to average net assets	.28%	.35%	.35%	.36%	.37%
Ratio of expenses to average net assets after all expense reductions	.28%	.35%	.35%	.35% C	.37%
Ratio of net investment income to average net assets	5.72%	5.64%	6.51%	6.93%	7.48%
Portfolio turnover rate	0%	150%	256%	433%	232%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

The Statute and the Code

If the Statute or the Code, or any legislation or regulations relating to those parameters change in the future, the Trustees may authorize corresponding changes in the instruments in which the funds may invest without first obtaining shareholder approval. Currently, the funds' investment limitations and the rulings, regulations, and interpretations to which the funds adhere allow the funds to invest only in the following instruments:

(i) Obligations of the United States or obligations fully guaranteed both as to principal and interest by the United States;

(ii) Obligations of the Federal Financing Bank, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Land Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, Fannie Mae (formerly known as Federal National Mortgage Association), the Government National Mortgage Association, the Federal Housing Administration, the Farmers Home Administration, and the United States Postal Service;

(iii) Obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority;

(iv) Savings certificates issued by any savings and loan association organized under the laws of the State of North Carolina or by any federal savings and loan association having its principal office in North Carolina; provided that any principal amount of such certificate in excess of the amount insured by the federal government or any agency thereof, or by a mutual deposit guaranty association authorized by the Administrator of the Savings Institutions Division of the Department of Commerce of the State of North Carolina, be fully collateralized;

(v) Prime quality commercial paper bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligation;

(vi) Bills of exchange or time drafts drawn on and accepted by a commercial bank (commonly referred to as "bankers' acceptances") and eligible for use as collateral by member banks in borrowing from a federal reserve bank, provided that the accepting bank or its holding company is either (a) incorporated in the State of North Carolina or (b) has outstanding publicly held obligations bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligations;

(vii) Evidences of ownership of, or fractional undivided interests in, future interest and principal payments on either direct obligations of the United States Government or obligations the principal of and the interest on which are guaranteed by the United States, which obligations are held by a bank or trust company organized and existing under the laws of the United States or any state in the capacity of custodian; or

(viii) Repurchase agreements with respect to either direct obligations of the United States or obligations the principal of and the interest on which are guaranteed by the United States if entered into with a broker or dealer, as defined by the Securities Exchange Act of 1934, which is a dealer recognized as a primary dealer by a Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the FDIC or any successor thereof.

Prospectus

You can obtain additional information about the funds. The funds' SAI includes more detailed information about the funds' investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance. For a free copy of any of these documents or to request other information or ask questions about the funds, call CMC at 1-800-222-3232.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3455

1.705571.104 NC-pro-0801-01

The North Carolina Capital Management Trust
Cash Portfolio
Term Portfolio

STATEMENT OF ADDITIONAL INFORMATION

August 20, 2001
<r>Revised September 10, 2001</r>

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of the prospectus, dated August 20, 2001, or an annual report, please call Capital Management of the Carolinas, L.L.C. (CMC) in Charlotte, North Carolina at 1-800-222-3232.

<r>NC-ptb-0801-01
1.718662.104<r>

Statement of Additional Information

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF CASH PORTFOLIO

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit and bankers' acceptances up to 25% of the fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

(2) issue senior securities, except as permitted pursuant to limitations (6) and (12);

(3) pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (6) below;

(4) make short sales of securities;

(5) purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);

(6) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.);

(7) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(8) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy;

(9) buy or sell real estate;

Statement of Additional Information

(10) buy or sell commodities, or commodity (futures) contracts;

(11) make loans to other persons, except (i) by the purchase of debt obligations in which the fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in "qualified repurchase agreements." In addition, the fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalent collateral to the fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the fund;

(12) purchase the securities of other investment companies or investment trusts;

(13) purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation;

(14) invest in oil, gas, or other mineral exploration or development programs;

(15) purchase or retain the securities of any issuer, any of whose officers, directors, or securityholders is a Trustee, director, or officer of the fund or of its investment adviser, if or so long as the Trustees, directors, and officers of the fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

(16) write or purchase any put or call option; or

(17) invest in companies for the purpose of exercising control or management.

Investment limitation (6) is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

The following limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that, with respect to certificates of deposit and bankers' acceptances, the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

For purposes of limitation (8), the fund may invest in obligations of banks as permitted pursuant to North Carolina General Statute 159-30 (the Statute) and 20 North Carolina Administrative Code 3.0703 (the Code). FMR limits the fund's investments in domestic bank obligations to those banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. FMR may also invest the fund's assets in certificates of deposit issued by banks insured by the FDIC having total assets of less than one billion dollars, provided that the fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest which in the future may be fully covered by FDIC insurance) of any one such issuer.

Statement of Additional Information

If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

INVESTMENT LIMITATIONS OF TERM PORTFOLIO

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result: (a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation; or (b) the fund would hold more than 10% of the voting securities of any issuer;

(2) issue senior securities, except as permitted pursuant to limitations (6) and (12);

(3) pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by limitation (6) below, it may pledge securities having a market value at the time of pledge not exceeding 33 1/3% of the value of the fund's total assets;

(4) make short sales of securities;

(5) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(6) borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 33 1/3% of the value of the fund's total assets at the time of borrowing; if at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation (the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding);

(7) underwrite any issue of securities, except to the extent that the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

(8) purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of total fund assets would be invested in any one industry;

(9) purchase or sell real estate, but this shall not prevent the fund from investing in bonds or other obligations secured by real estate or interests therein;

(10) purchase or sell commodities or commodity contracts;

(11) make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and (ii) by engaging in repurchase agreements and loan transactions with respect to such debt obligations if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions;

(12) write or purchase any put or call options or any combinations thereof;

(13) purchase the securities of other investment companies or investment trusts; or

(14) invest in oil, gas or other mineral exploration or development programs.

Statement of Additional Information

Investment limitation (6) is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

The following limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.

(ii) The fund does not currently intend to borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding).

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

If through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Investment limitation (ii) is construed in conformity with the 1940 Act; accordingly, "three days" means three business days, exclusive of Sundays and holidays.

Each fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Restriction: A fund may invest in asset-backed securities as permitted pursuant to the Statute and the Code.

Borrowing. Each fund may borrow from banks. If Term Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities or repurchase agreements. Generally, these securities offer less potential for gains than other types of securities.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Statement of Additional Information

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®, or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Statement of Additional Information

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Restriction: A fund may invest in mortgage securities as permitted pursuant to the Statute and the Code.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Restriction: A fund may invest in municipal securities as permitted pursuant to the Statute and the Code.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with a broker or dealer that is a dealer recognized as a primary dealer by the Federal Reserve Bank, or any commercial bank, trust company, or national banking association, the deposits of which are insured by the Federal Deposit Insurance Corporation (FDIC) or any successor thereof, provided that these parties' creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Statement of Additional Information

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Temporary Defensive Policies. Term Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

Statement of Additional Information

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

Securities may be purchased from underwriters at prices that include underwriting fees.

Ordinarily commissions are not charged on over-the-counter (OTC) orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

Brokers or dealers that execute transactions for a fund on an agency basis may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

Statement of Additional Information

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended June 30, 2001 and 2000, the portfolio turnover rates were 0% and 150%, respectively, for Term Portfolio. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended June 30, 2001, 2000, and 1999, each fund paid no brokerage commissions.

For the fiscal year ended June 30, 2001, each fund paid no brokerage commissions to firms for providing research services.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Investment decisions for each fund are made independently from those of other funds or investment accounts managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Statement of Additional Information

Term Portfolio. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by the Board of Trustees. In making a good faith determination of the value of a security, the Board of Trustees may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

Cash Portfolio. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of Term Portfolio, the yield of Term Portfolio and Cash Portfolio, and return fluctuate in response to market conditions and other factors, and the value of a fund's (other than a money market fund's) shares when redeemed may be more or less than their original cost.

Yield Calculations (Cash Portfolio). To compute the yield for Cash Portfolio for a period, the net change in value of a hypothetical investment in one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the investment at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Cash Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, Cash Portfolio may quote yields in advertising based on any historical seven-day period. Yields for Cash Portfolio are calculated on the same basis as other money market funds, as required by applicable regulation.

Statement of Additional Information

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Calculations (Term Portfolio). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Term Portfolio also may quote its distribution rate, which expresses the historical amount of income dividends paid by Term Portfolio as a percentage of Term Portfolio's share price. The distribution rate is calculated by dividing Term Portfolio's daily dividend per share by its share price for each day in the 30-day period, averaging the resulting percentages, and then expressing the average rate in annualized terms.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

Statement of Additional Information

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical investment after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Cash Portfolio and Term Portfolio Results. The following table shows Cash Portfolio's 7-day yield, Term Portfolio's 30-day yield, and both funds' returns for the fiscal periods ended June 30, 2001.

		Average Annual Returns			Cumulative Returns
	Seven-Day Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Cash Portfolio	3.92%	5.90%	5.47%	4.88%	5.90%	30.53%	61.10%
		Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Term Portfolio	3.32%	6.98%	5.69%	5.26%	6.98%	31.86%	66.96%

Note: If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compares each fund's return to the record of the Standard & Poor's 500 SM Index (S&P 500®), the Dow Jones Industrial Average SM (DJIA SM), and the cost of living, as measured by the CPI, over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in debt securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended June 30, 2001, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

Statement of Additional Information

During the 10-year period ended June 30, 2001, a hypothetical $10,000 investment in Cash Portfolio would have grown to $16,110.

CASH PORTFOLIO					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 10,000	$ 6,110	$ 0	$ 16,110	$ 40,819	$ 44,996	$ 13,088
2000	$ 10,000	$ 5,213	$ 0	$ 15,213	$ 47,927	$ 44,064	$ 12,669
1999	$ 10,000	$ 4,393	$ 0	$ 14,393	$ 44,687	$ 45,567	$ 12,221
1998	$ 10,000	$ 3,701	$ 0	$ 13,701	$ 36,403	$ 36,577	$ 11,985
1997	$ 10,000	$ 2,990	$ 0	$ 12,990	$ 27,968	$ 30,838	$ 11,787
1996	$ 10,000	$ 2,342	$ 0	$ 12,342	$ 20,763	$ 22,280	$ 11,522
1995	$ 10,000	$ 1,706	$ 0	$ 11,706	$ 16,479	$ 17,555	$ 11,213
1994	$ 10,000	$ 1,119	$ 0	$ 11,119	$ 13,072	$ 13,606	$ 10,882
1993	$ 10,000	$ 785	$ 0	$ 10,785	$ 12,890	$ 12,841	$ 10,618
1992	$ 10,000	$ 467	$ 0	$ 10,467	$ 11,342	$ 11,764	$ 10,309

Explanatory Notes: With an initial investment of $10,000 in Cash Portfolio on July 1, 1991 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,110. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,779 for dividends. Cash Portfolio did not distribute any capital gains during the period.

During the 10-year period ended June 30, 2001, a hypothetical $10,000 investment in Term Portfolio would have grown to <r>$16,696. </r>

TERM PORTFOLIO					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2001	$ 9,521	$ 7,154	$ 21	$ 16,696	$ 40,819	$ 44,996	$ 13,088
2000	$ 9,450	$ 6,136	$ 21	$ 15,607	$ 47,927	$ 44,064	$ 12,669
1999	$ 9,521	$ 5,319	$ 22	$ 14,862	$ 44,687	$ 45,567	$ 12,221
1998	$ 9,684	$ 4,457	$ 22	$ 14,163	$ 36,403	$ 36,577	$ 11,985
1997	$ 9,827	$ 3,558	$ 22	$ 13,407	$ 27,968	$ 30,838	$ 11,787
1996	$ 10,000	$ 2,640	$ 22	$ 12,662	$ 20,763	$ 22,280	$ 11,522
1995	$ 10,092	$ 1,916	$ 22	$ 12,030	$ 16,479	$ 17,555	$ 11,213
1994	$ 10,031	$ 1,310	$ 22	$ 11,363	$ 13,072	$ 13,606	$ 10,882
1993	$ 10,122	$ 967	$ 0	$ 11,089	$ 12,890	$ 12,841	$ 10,618
1992	$ 10,092	$ 594	$ 0	$ 10,686	$ 11,342	$ 11,764	$ 10,309

Explanatory Notes: With an initial investment of $10,000 in Term Portfolio on July 1, 1991 the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,381. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,516 for dividends and $20 for capital gain distributions.

Statement of Additional Information

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Term Portfolio may compare its performance to that of the Lehman Brothers Short Treasury Index: 9-12 Months, a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

Statement of Additional Information

Cash Portfolio may compare its performance or the performance of securities in which it may invest to averages published by iMoneyNet, Inc. of Westborough, Massachusetts. These averages assume reinvestment of distributions. iMoneyNet's MONEY FUND REPORT AVERAGES/All Taxable Money Market, which is reported in iMoneyNet's MONEY FUND REPORT, covers 1,112 taxable money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron® number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. Term Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, Term Portfolio may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate price movements over specific periods of time for Term Portfolio. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

Term Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of June 30, 2001, FMR advised over $42 billion in municipal fund assets, $181 billion in taxable fixed-income fund assets, $186 billion in money market fund assets, $538 billion in equity fund assets, and $14 billion in international fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing debt and money market investments because of its effect on yield.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Statement of Additional Information

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Cash Portfolio may distribute any net realized capital gains once a year or more often, as necessary.

As of June 30,2001, Term Portfolio had an aggregate capital loss carryforward of approximately $5,205,000. This loss carryforward, all of which $244,000, $450,000, $1,410,000, $837,000, $1,663,000, and $601,000 will expire on June 30, 2003, 2005, 2006, 2007, 2008, and 2009, respectively, is available to offset future capital gains.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with the trust, FMR, or CMC are indicated by an asterisk (*).

Statement of Additional Information

HARLAN E. BOYLES (71), Trustee (2001), was the Treasurer of the State of North Carolina from 1977 until 2000, when he decided not to seek reelection. During his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served ex officio as Chairman of the Local Government Commission, the Tax Review Board, the State Banking Commission, the Board of Trustees of the Teachers and State Employees' Retirement System, the Board of Trustees of the Local Government Employees' Retirement System, the Board of Trustees of the Fireman's and Rescue Squad Workers' Pension Fund, the North Carolina Educational Facilities Finance Agency, and the North Carolina Solid Waste Management Capital Projects Financing Agency. Also during his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served ex officio as a Member of the Council of State, the State Board of Education, the State Board of Community Colleges, the Capital Planning Commission, the North Carolina Housing Partnership, the North Carolina Air Cargo Airport Authority, the Board of Directors of the North Carolina Art Society, and the Auxiliary Board of Awards for State Purchasing & Contract. Mr. Boyles is also a former member of the Securities and Exchange Commission's Municipal Securities Rulemaking Board.

JOHN DAVID "J.D." FOUST (73), Trustee, was a financial consultant (Robinson-Humphrey Company Inc., 1995-1999). Prior to 1995, Mr. Foust was a financial consultant to Donaldson, Lufkin, & Jenrette Securities Corporation (1990-1995). Prior to 1990, he served as Deputy State Treasurer and Secretary of the Local Government Commission (1977-1989). He also serves as financial consultant to the North Carolina Global TransPark Authority.

*FRED L. HENNING, JR. (61), Trustee (2000), is President of Cash Portfolio (2001) and Term Portfolio (2001). Mr. Henning is also President of Fidelity Corporate Services (2000). Mr. Henning joined Fidelity in 1977 as the portfolio manager of Fidelity Daily Income Trust Fund, which he managed until 1979. Since 1979, Mr. Henning has held a number of positions with FMR and its affiliates, including President of Fidelity Investments Fixed-Income Division and Senior Vice President of Fidelity Investments Money Management, Inc. (1998-2000); Senior Vice President of Fidelity Management & Research Company and Division Head of Fidelity Fixed-Income (1995-1998); and Senior Vice President of FMR Texas, Inc. (1989-1995). He has also served as a portfolio manager or officer of a number of investment companies managed or advised by FMR.

JAMES GRUBBS MARTIN (65), Trustee (2000), is Vice President (1993) of Carolinas Medical Center. Prior to 1993, Dr. Martin served two terms as Governor of North Carolina (1985) and six terms as U.S. Congressman for the 9th District. Currently, he is Chairman of the Global TransPark Foundation, Inc., a trustee of Davidson College, and Director of the North Carolina Biotechnology Center. Dr. Martin also serves as a director on the boards of Duke Energy Co. (electricity, natural gas, engineering), J.A. Jones (construction), Family Dollar Stores (discount retailer, 1996), Palomar Medical Technologies, Inc. (laser technology, 1996), and Applied Analytical Industries, Inc. (pharmaceutical product development, 1999).

WILLIAM O. McCOY (67), Trustee (2001). Mr. McCoy also serves as Trustee of other investment companies advised by FMR, (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

HELEN A. POWERS (75), Trustee and Chair of the Board. Prior to Ms. Powers' retirement in April 1990, she served as Secretary of the North Carolina Department of Revenue (1985-1990). Prior to 1985, she was Senior Vice President of North Carolina National Bank (now Bank of America). She served as a member of the North Carolina Banking Commission (1981-1985). In April 1995, Ms. Powers was reappointed and continues to serve as a member of the Banking Commission. Ms. Powers is a Trustee of Warren Wilson College in Asheville, NC (1992), where a new program initiative has been named the Helen Powers Business and Economics Program. She is a Trustee of the Community Foundation of North Carolina (1997), a Trustee of Memorial Mission Medical Foundation (1993), and a former director of Memorial Mission Medical Center (1991-1999), where the Women's Health Center has been designated the Helen Powers Women's Health Center, and now a Director of the new Hope Cancer Center for Women of Western North Carolina (2001).

Statement of Additional Information

*J. CALVIN RIVERS, JR. (55), Trustee (2001), is Vice President of Cash Portfolio and Term Portfolio. Mr. Rivers is President of Capital Management of the Carolinas, L.L.C. (2000) and a Director of Bojangle's Inc. (fast-food restaurant chain, 1998). Previously, Mr. Rivers was a Director and Executive Vice President of Sterling Capital Management, Inc. (1981-2000), Director and President of Sterling Capital Distributors, Inc. (1982-2000), an independent contractor working for Fidelity Investments Institutional Services Company, Inc. (2000), formerly associated with North Carolina National Bank (now Bank of America), and President of Riverwood Farms, Inc. Mr. Rivers served on the Board of Trustees of the Oldfields School in Baltimore, MD (1990-1998) and as Chairman of the Board (1995-1998).

ABIGAIL P. JOHNSON (39) is Senior Vice President of Cash Portfolio (2001) and Term Portfolio (2001). Ms. Johnson also serves as Senior Vice President of the Fidelity funds and as a Trustee of other investment companies advised by FMR (2001). She is President and a Director of FMR (2001), Fidelity Management & Research (Far East) Inc. (2001), Fidelity Investments Money Management, Inc. (2001), and FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

DWIGHT D. CHURCHILL (47) is Vice President of Cash Portfolio (2000) and Term Portfolio (2000). He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR Co., Inc. (2001), FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

BOYCE I. GREER (45) is Vice President of Term Portfolio (1999). He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (1997), Group Leader of Fidelity's Money Market Group (1997), Senior Vice President of FMR Co., Inc. (2001) and FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1996-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

ROBERT K. DUBY (54) is Vice President of North Carolina Capital Management Trust: Cash Portfolio (1999) and Term Portfolio (1999) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby managed a variety of Fidelity funds.

ERIC D. ROITER (52) is Secretary of Cash Portfolio (1998) and Term Portfolio (1998). He also serves as Secretary of the Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); and Secretary of Fidelity Southwest Company (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (43) is Treasurer of Cash Portfolio (2000) and Term Portfolio (2000). Mr. Dwight also serves as Treasurer of the Fidelity funds (2000) and Vice President of FMR Co., Inc. (2001) and FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (42) is Deputy Treasurer of Cash Portfolio (2000) and Term Portfolio (2000). She also serves as Deputy Treasurer of the Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Statement of Additional Information

JOHN H. COSTELLO (54) is Assistant Treasurer of Cash Portfolio and Term Portfolio. Mr. Costello also serves as Assistant Treasurer of the Fidelity funds and is an employee of FMR.

PAUL F. MALONEY (51) is Assistant Treasurer of Cash Portfolio (2001) and Term Portfolio (2001). Mr. Maloney also serves as Assistant Treasurer of the Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

THOMAS J. SIMPSON (43) is Assistant Treasurer of Cash Portfolio (1996) and Term Portfolio (1998). Mr. Simpson is Assistant Treasurer of the Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

DAVID H. POTEL (44) is Assistant Secretary of Cash Portfolio and Term Portfolio and an employee of FMR Corp.

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2001, or calendar year ended December 31, 2000, as applicable.

Compensation Table
Trustees	Aggregate Compensation from Cash PortfolioA	Aggregate Compensation from Term PortfolioB	Total Compensation from the Fund ComplexC
Harlan E. Boyles+++	$ 17,655	$ 345	$ 0
John David Foust	$ 38,112	$ 888	$ 40,500
Fred L. Henning, Jr.*	$ 0	$ 0	$ 0
James Grubbs Martin+	$ 38,112	$ 888	$ 39,000
William O. McCoy+++	$ 17,655	$ 345	$ 258,000D
Helen A. Powers	$ 40,057	$ 943	$ 39,000
J. Calvin Rivers, Jr.*,+++	$ 0	$ 0	$ 0
Bertram H. Witham++	$ 0	$ 0	$ 26,500

* Messrs. Henning and Rivers, who are interested persons of the trust, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (that is, the group of funds for which FMR or any of its affiliates serves as investment adviser) for their services as Trustees. Messrs. Henning and Rivers are compensated by FMR and CMC, respectively.

+ Effective February 1, 2000, Dr. Martin serves as a Member of the Board of Trustees.

++ Mr. Witham served on the Board of Trustees through April 27, 2000.

+++ Effective January 24, 2001, Messrs. Boyles, McCoy, and Rivers serve as Members of the Board of Trustees.

A Includes compensation paid to the Trustees by Cash Portfolio. For the fiscal year ended June 30, 2001, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Helen A. Powers, $40,057; and Bertram H. Witham, $0. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees.

B Includes compensation paid to the Trustees by Term Portfolio. For the fiscal year ended June 30, 2001, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued deferred compensation as follows: Helen A. Powers, $943; and Bertram H. Witham, $0. The Trustees do not receive any pension or retirement benefits from the fund as compensation for their services as Trustees.

C Information is for the calendar year ended December 31, 2000 for 249 funds in the Fund Complex. Prior to his retirement from the Board of Trustees, Mr. Witham was a Director or Trustee of three investment companies in the Fund Complex, including Cash Portfolio and Term Portfolio. Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the other open-end registered investment companies in the Fund Complex (Other Open-End Funds), Mr. Witham may receive payments from the Other Open-End Funds during his lifetime based on his basic trustee fees and length of service. The obligation of the Other Open-End Funds to make such payments is neither secured nor funded. Mr. Witham became eligible to participate in the program at the end of the calendar year in which he reached age 72. During the fiscal year ended June 30, 2001, he received $50,000 in payments under that retirement program.

Statement of Additional Information

D Compensation includes cash, amounts required to be deferred, and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the Other Open-End Funds in September 1995 and amended in November 1996 and January 2000. Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, his annual fee. Amounts deferred under the deferred compensation plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by Mr. McCoy under the deferred compensation plan will be directly linked to the investment performance of the Reference Funds. For the calendar year ended December 31, 2000, Mr. McCoy accrued required deferred compensation from the Other Open-End Funds totaling $111,000 and voluntarily elected to defer $39,768.

The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Interest is accrued on amounts deferred under the Plan. A fund's obligation to make payments of amounts accrued under the Plan is a general unsecured obligation of the fund payable solely from the fund's general assets and property. Deferral of non-interested Trustees' fees in accordance with the Plan will not obligate any fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to any non-interested Trustee. The Plan is administered under the direction of, and may be interpreted, amended or supplemented by, the non-interested Trustees acting by majority vote (excluding any non-interested Trustee whose benefit is the subject of such vote).

The Trustees and officers of each fund are not eligible investors in the funds. As of June 30, 2001, therefore, the Trustees and officers of each fund did not own any of the outstanding shares of the funds.

As of June 30, 2001, the following owned of record or beneficially 5% or more (up to and including 25%) of each fund's outstanding shares:

Cash Portfolio: City of Charlotte, Charlotte, NC (5.56%).

Term Portfolio: County of Chowan, Edenton, NC (12.68%); City of Charlotte, Charlotte, NC (10.15%); Gaston-Lincoln-Cleveland Area Mental Health, Developmental Disabilities, Substance Abuse Authority, Gastonia, NC (7.88%); Northern Hospital of Surry County, Mount Airy, NC (7.26%); Alamance County, Graham, NC (5.15%); Wake County, Raleigh, NC (5.14%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR and Fidelity Investments Money Management, Inc. (FIMM). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Statement of Additional Information

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

The funds, FMR, FIMM, and Fidelity Distributors Corporation (FDC) have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund who are also employees of FMR and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each fund's management contract, each fund is responsible for payment of all expenses other than those specifically payable by FMR. Expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders and all other expenses of proxy solicitations and shareholder meetings, legal expenses, fees of the custodian, auditor, and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

Each fund pays the following expenses: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.275% of the fund's average net assets through $1.0 billion; 0.245% of the fund's average net assets in excess of $1.0 billion through $2.0 billion; and 0.215% of the fund's average net assets in excess of $2.0 billion, throughout the month.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Statement of Additional Information

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund	Fiscal Years Ended June 30	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
Cash Portfolio	2001	$ 7,446	$ 8,358,747*
	2000	$ 7,886	$ 9,008,982*
	1999	$ 2,631	$ 9,315,346*
Term Portfolio	2001	$ 44	$ 205,960*
	2000	$ 389	$ 300,927*
	1999	$ 637	$ 299,939*

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

During the reporting period, FMR voluntarily modified the breakpoints in the management fee rate schedules on January 1, 1998 to provide for lower management fee rates as assets under management increase and voluntarily reduced the management fee rates on June 1, 2000.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund.

Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund after payments, if any, made by FMR pursuant to the fund's Distribution and Service Plan. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of Cash Portfolio, for the fiscal years ended June 30, 2001, 2000, and 1999, FMR paid FIMM fees of $2,838,567, $2,453,970, and $2,502,854, respectively.

On behalf of Term Portfolio, for the fiscal years ended June 30, 2001, 2000, and 1999, FMR paid FIMM fees of $72,510, $86,506, and $45,648, respectively.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC in turn has entered into a distribution and service agent agreement with CMC, headquartered in Charlotte, NC. Under the terms of the agreement, CMC has assumed from FDC primary responsibility for the distribution of each fund's shares.

Statement of Additional Information

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services.

Pursuant to each Plan, FMR pays FDC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. In turn, pursuant to each distribution and service agent agreement, FDC pays CMC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. Average net assets are determined at the close of business on each day throughout the month.

For the fiscal year ended June 30, 2001, FMR paid FDC 12b-1 fees of $2,681,613 on behalf of Cash Portfolio and $60,941 on behalf of Term Portfolio, of which FDC paid CMC $409,045 on behalf of Cash Portfolio and $7,521 on behalf of Term Portfolio. Prior to November 16, 2000, pursuant to each Plan, FMR, through FDC, paid Sterling Capital Distributors Inc. (Sterling) for providing services intended to result in the sale of fund shares and/or shareholder support services. From July 1, 2000 through November 15, 2000, FMR paid Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. For the fiscal year ended June 30, 2001, FDC paid Sterling $850,940 on behalf of Cash Portfolio and $23,023 on behalf of Term Portfolio.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in a fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Statement of Additional Information

Each fund has also entered into a service agent agreement with FSC , an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for each fund and maintains each fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

For Cash Portfolio and Term Portfolio, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services under the terms of its management contract with each fund.

DESCRIPTION OF THE TRUST

Trust Organization. Cash Portfolio and Term Portfolio are funds of The North Carolina Capital Management Trust, an open-end management investment company organized as a Massachusetts business trust on April 26, 1982. Currently, there are two funds in The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

For The North Carolina Capital Management Trust, the Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each share you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Statement of Additional Information

Custodians. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for each fiscal year ended June 30, 2001, and report of the auditor, are included in each fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity Focus is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Statement of Additional Information